Exhibit 99.2

January 2020

Disclaimer

ATLAS TECHNICAL CONSULTANTS

This investor presentation (the "presentation") is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity or debt or other financial instruments of Boxwood Merger Corp. ("Boxwood")., Atlas Technical Consultants ("Atlas") or their respective affiliates. This presentation has been prepared to assist investors in making their own evaluation with respect to the proposed business combination (the "Transaction") between Boxwood and Atlas, and for no other purpose.

The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance. Boxwood and Atlas assume no obligation to update the information in this presentation, except as required by law. Furthermore, any and all trademarks and trade names referred to in this presentation are the property of their respective owners.

Forward-Looking Statements. This presentation includes certain statements that may constitute "forward-looking statements" for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about Boxwood's ability to arrange equity and equity-related financing in connection with the closing of the Transaction, including with GSO Capital Partners LP, the parties' ability to effect the Transaction and the benefits of the Transaction. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties' views as of any subsequent date, and Boxwood and Atlas do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the unit purchase agreement entered into in connection with the Transaction (the "Transaction Agreement"); (2) the outcome of any legal proceedings that may be instituted against Boxwood or Atlas relating to the proposed Transaction and related transactions or the definitive proxy statement filed by Boxwood with the Securities and Exchange Commission (the "SEC") in connection with the Transaction on November 12, 2019 (the "Definitive Proxy Statement"); (3) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to arrange equity and/or equity-related financing in connection with the closing of the Transaction, obtain approval of the stockholders of Boxwood or satisfy other conditions to the closing of the Transaction and the inability to complete the transactions contemplated by the agreement between Atlas and Long Engineering, Inc. ("Long Engineering") due to the failure to satisfy the conditions to the closing of such transactions; (4) the ability to obtain or maintain the listing of Boxwood's shares of Class A common stock and warrants on Nasdaq following the Transaction; (5) the risk that the Transaction disrupts the parties' current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the Transaction or the acquisition of Long Engineering, which may be affected by, among other things, competition, the ability of Boxwood, Atlas and Long Engineering to grow and manage growth profitably, maintain relationships with customers and suppliers and retain management and key employees; (7) costs related to the Transaction and the acquisition of Long Engineering; (8) changes in applicable laws or regulations; (9) the possibility that Boxwood, Atlas or Long Engineering may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the Definitive Proxy Statement, including those under "Risk Factors" therein, and other factors identified in Boxwood's prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation. This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No Representation or Warranty. None of Boxwood, Atlas or any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the Transaction and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the Transaction. It is not intended to form the basis of any investment decision or any other decision in respect of the Transaction.

Financial Information. The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of Atlas, for the periods presented. An audit of these financial statements has been incorporated in the Definitive Proxy Statement relating to the Transaction, however none of the historical financial information contained herein has been audited, reviewed, compiled or been subject to any procedures by any auditors and actual historical financial information could differ materially from the information contained herein.

1

Disclaimer

Use of Projections. This presentation contains financial forecasts, including with respect to Atlas' Adjusted EBITDA, revenue and free cash flow, among others. Neither Boxwood's nor Atlas' independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Atlas' control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of Atlas or the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

Industry and Market Data. In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Atlas competes and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms and company filings.

Use of Non-GAAP Financial Measures. This presentation includes Atlas' guidance for 2019 and 2020 Adjusted EBITDA, which is a financial measure not prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). Atlas believes that Adjusted EBITDA is a useful performance measure that allows for an effective evaluation of Atlas' operating performance when compared to its peers, without regard to its financing methods or capital structure. However, Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP. Atlas defines Adjusted EBITDA as net income before interest expense, income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. In addition, the Adjusted EBITDA guidance Atlas has provided to Boxwood assumes projected annual public company costs and includes pro forma cost synergies reflecting the impact of cost savings arising from the merger between Atlas and ATC Group Partners LLC and subsidiaries ("ATC") in 2019 by eliminating duplicate costs including those relating to labor, rent, sourcing and information technology. Atlas excludes these items from net income in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Atlas' presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Atlas' computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. Atlas is unable to provide a quantitative reconciliation of this forward-looking non-GAAP measure to the most directly comparable forward-looking GAAP measure without unreasonable effort due to the potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

Additional Information About the Transaction and Where to Find It. In connection with the Transaction, Boxwood has filed The Definitive Proxy Statement. The Definitive Proxy Statement and other relevant documents have been sent or given to the stockholders of Boxwood as of November 6, 2019, the record date established for voting on the proposed Transaction and contains important information about the Transaction and related matters. Boxwood stockholders and other interested persons are advised to read the Definitive Proxy Statement, any amendments thereto and any other materials filed or that will be filed with the SEC in connection with Boxwood's solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the Transaction, because they contain or will contain important information about Boxwood, Atlas and the Transaction. Stockholders are also able to obtain copies of the definitive proxy statement and other relevant materials, without charge, at the SEC's website at www.sec.gov. Copies of the documents filed with the SEC by Boxwood can be obtained free of charge at https://www.cstproxy.com/boxwoodmc/2019 or by directing a written request to Boxwood Merger Corp., 8801 Calera Drive, Austin, Texas 78735 or by telephone at 512-575-3637.

Participants in the Solicitation. Boxwood and Atlas and their respective directors and executive officers may, under SEC rules, be deemed participants in the solicitation of proxies of Boxwood stockholders in connection with the proposed Transaction. Information about such persons, including their names and a description of their interests in Boxwood, Atlas and the proposed Transaction, as applicable, are set forth in the Definitive Proxy Statement. The Definitive Proxy Statement is available free of charge from the sources indicated above.

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Presenters Steve Kadenacy Boxwood CEO and Atlas Executive Chairman 1 Former President, COO & CFO of AECOM Former Board Member, ABM Industries Previously Partner, KPMG (Economic Consulting) Unique combination of C - suite experience at a Fortune 150 company with significant experience in M&A and capital markets Duncan Murdoch Boxwood Chief Investment Officer Former Senior Managing Director at Macquarie, Principal Transactions Group Led numerous investments and served on boards across multiple sectors including infrastructure, business services and environmental services 20+ years of experience in private equity investing and investment banking Joe Boyer Atlas Chief Executive Officer Former CEO of Atkins North America Oversaw the delivery of infrastructure planning, engineering, architecture, construction management, environmental consulting and program management services at Atkins Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division 30+ years of experience Uniquely experienced management team committed to driving continued growth of the Atlas platform 3 Note: 1. Steve Kadenacy to become Atlas Executive Chairman upon the closing of the transaction

Contents 1 2 4 5 Introduction Business Overview Key Financial Metrics Transaction Overview 3 Growth Strategy A Appendix

Introduction 1

Transaction Update

ATLAS TECHNICAL CONSULTANTS

The proposed business combination between Atlas and Boxwood has improved on all fronts

Item	Description
1 **Atlas is delivering on its business plan**	• Atlas' business continues to perform and execute on its strategy and deliver on its plan • Atlas has confirmed to Boxwood its guidance of $69.4 million and $75.9 million of Adjusted EBITDA[1] in 2019 and 2020, respectively, excluding the Long Engineering acquisition, which is expected to be accretive
2 **Platform acquisition thesis is being proven with Long Engineering acquisition**	• In November, Atlas entered into a binding agreement to acquire Long Engineering, a provider of civil, transportation, and subsurface utility engineering, land surveying, and construction engineering & inspection ("CEI") • The transaction is expected to close simultaneously or shortly after the business combination between Atlas and Boxwood • The acquisition of Long Engineering is expected to increase Atlas' Adjusted EBITDA by $3.6 million in 2020 • Upfront purchase price is $10.5 million (2.9x EBITDA) plus earnout (50% cash, 50% stock) payable over 3 years depending upon performance. Overall purchase multiple less than 6x EBITDA • The acquisition of Long Engineering is consistent with Atlas' approach to M&A whereby business owners will roll equity into Atlas and transactions will be structured in a way that is deleveraging • M&A pipeline continues to be very full; 1 company is currently under LOI
3 **Improving market dynamics and peer stock performance**	• Key peers[2] trading at 14.4x 2020E EBITDA, a 5% increase to 13.7x 2020E EBITDA upon transaction announcement
4 **Transaction further validated by GSO (Blackstone) and Bernhard Capital Partners**	• GSO Capital Partners, a subsidiary of Blackstone, has provided a $155 million commitment consisting of $145 million of preferred equity and $10 million of common stock • BCP has agreed to roll up to an additional $50 million of common equity in the combined company's holding subsidiary to the extent of redemptions by Boxwood's shareholders • The GSO and BCP commitments will provide sufficient financing for the business combination – no additional capital would be required for Boxwood and Atlas to close the proposed transaction • The proposed structure will reduce debt to $281 million first lien term loan (3.85x EBITDA), and eliminate previous second lien commitment • GSO preferred equity is attractive for common equity holders (5% annual interest payable in cash + 7.25% PIK, 8-year term, no conversion rights, no maintenance covenants) and GSO is aligned through their acquisition of common equity

Note:
1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs
2. Key Peers: NV5 Global, Inc., Tetra Tech, Inc. and Intertek Group plc

6

Atlas Overview

ATLAS TECHNICAL CONSULTANTS

Specialized provider of testing, inspection and engineering services to support and maintain critical infrastructure

Atlas Today[1]

$472m	2019E Gross Revenue	18.4%	2019E Adjusted EBITDA Margin[2]
6	Acquisitions Since 2017	95%+	T&M & Cost-Plus Contracts
<$10k	Average Project Size	6.7%	YoY Net Revenue Growth[3]
50,000+	Annual Projects	19.2%	YoY Adj. EBITDA Growth[4]

Diverse Group of High Quality Customers

2018A Net Revenue by Customer



8%
6%
76%

9,000+ *Annual Customers*

No customer greater than 8% of 2018A net revenue; 76% was from outside of top 10 accounts

Select Customers

National Platform of Scale



Atlas Locations
Key Markets

Leading Provider of Technical Services

Testing, Inspection & Consulting
- Materials, Engineering & Testing
- Construction Quality Assurance
- Environmental Services
- Disaster Response & Recovery

80% of Sales[5]

Engineering, Planning & Design
- Engineering & Design Services
- Program Management
- Construction Support Services

20% of Sales[5]

Note:
1. Excludes pro forma impact of Long Engineering acquisition
2. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs
3. Net revenue growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period, excl. Long Engineering
4. Adj. EBITDA growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period, excl. Long Engineering
5. Management estimates

7

Scalable Platform via Organic and Acquisitive Growth Highly Visible, Recurring Revenue Profile Durable Economic Model De - Risked Business Profile Delivering on Boxwood’s Stated Strategy Atlas exhibits all of the key factors central to Boxwood’s stated strategy Increasing technical requirements and customer professionalization Predictable maintenance / turnaround activities Safety requirements Regulatory / environmental compliance operating environment Demand for nationwide footprint Efficiencies from enhanced scale / utilization Aging, under - invested infrastructure Emerging technologies driving change     Key Factors Driving Services Demand 8 Highly Visible, Recurring Revenue Profile Robust backlog with 117% 2019E gross revenue coverage 1 Durable Economic Model Mission - critical testing, inspection and consulting services provide defensibility De - Risked Business Profile 95%+ revenue from Cost - Plus and Time & Materials contracts across a diversified set of service offerings Scalable Platform Business at an inflection point with both acquisitive and organic growth opportunities Note: 1. 2019E gross revenue coverage is defined as the ratio between the current contracted backlog as of December 2018 and 2019E gro ss revenue ( excl. Long Engineering impact)

Atlas' Visionary Strategy

ATLAS TECHNICAL CONSULTANTS

Atlas was founded to benefit from key growth trends, especially the growing need to inspect, repair, maintain and invest in critical infrastructure in the U.S.

The Atlas Difference

Strategically Positioned
Purposely positioned to capitalize on key trends driving growth in services created by the backlog of infrastructure, creative means of project funding and continued quality assurance outsourcing

Targeted Geographic Expansion
Targeted operations in high-growth, large spend infrastructure geographies with favorable tailwinds including outsourcing trends

Regional Market Leadership with National Scale
Acquisitions of regional market leaders with superior service capabilities, local relationships and specialized expertise to expand across the national platform

Disciplined Approach to M&A
Increasing service diversity enables multiple client touchpoints and large cross-sell opportunities

Key Trends Targeted

Large and Growing Infrastructure Spending[1]

- Sizable portion of U.S. roads, bridges, dams, and electrical infrastructure is in need of repair, upgrade, or replacement
- $900+ billion in infrastructure funding approved through 2020
- $2+ trillion gap between the estimated funding and total need of the U.S. infrastructure system through 2025

Growing Need for Outsourced Quality Assurance

- Public and private entities are increasingly outsourcing construction and environmental services in an effort to reduce costs, decrease staff, and avoid non-compliance
- State DoTs increasingly outsource QA projects with capacity increases and complexity

Proven Benefits to Platform Strategy

- Smaller, regional players benefit from reputation and connectivity of national platform
- Highly fragmented market provides an immense number of opportunities for accretive add-ons

Note:
1. 2015 FAST Act; 2016 PIPES Act; The White House

9

Assembled through the combination of industry - leading companies to form a national platform, the proposed transaction accelerates Atlas’ strategic plans Purpose Built Platform Forming the Strategy Joe Boyer created the Atlas playbook and initiated M&A discussions to create the platform 2016 Establishing the Platform Acquired three regional market leaders in Texas, Georgia and California 2017 Executing the Atlas Playbook Integration of platform and cross - selling jumpstarted backlog growth 2018 Creating National Scale Merger with ATC established national platform 2019 Vision 10 Publicly - Traded Market Leading Platform • Accelerate Atlas’ plans to be a public company – Large customers prefer listed service providers, public currency enhances M&A strategy • Like - minded partnership with Steve Kadenacy , who has directly relevant operating experience and targeted a similar strategy through Boxwood • Co - sponsorship of Macquarie, global leader in infrastructure Boxwood is the Ideal Partner for Atlas Future National - Scale Platform Today Soft Integration Acquisition

$343 $352 $370 $377 $412 2017A 2018A LTM Sep-19 2019E 2020E Growth driven by implementing Atlas’ strategy of creating a national platform to acquire regional leaders Accelerating Growth 11 Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period with certain purchased companies estimated by Atlas management 2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period Pro Forma Contracted and Funded Backlog 1 ($ in millions) Net Revenue 2 ($ in millions) Significant Growth in Backlog Starting in 2018… …Delivering Accelerated Growth in 2019 and Beyond $495 $502 $553 $586 Dec-16 Dec-17 Dec-18 Sep-19 Long Engineering Acquisition Impact $392 $427 $600 Long Engineering Acquisition Impact

Robust Fundamentals Support Valuation Upside

ATLAS TECHNICAL CONSULTANTS

Attractive, Visible Growth Profile

2019E Net Revenue Growth (%)



6.9%
11.8%
ATLAS
Key Peers[2]

2020E Net Revenue Growth (%)



9.4%
5.1%
ATLAS
Key Peers[2]

Compelling Margin and FCF Dynamics

2019E EBITDA Margin (%)[7]



18.4%
16.1%
ATLAS
Key Peers[2]

2019E FCF Conversion (%)[3,8]



89.6%
88.2%
ATLAS
Key Peers[2]

EV / 2020E EBITDA[1]



8.4x
14.4x
12.2x
13.0x
14.8x
ATLAS
Key Peers[2]
E&D Peers[4]
T&I Peers[5]
Professional[6] Services Peers

Source: FactSet, company filings, Market data as of 1/17/2020, Net Revenue figures used where available, EBITDA margin calculated as % of Net Revenue where available

Note:

1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering; multiple and illustrative Enterprise Value reflect tax benefit from asset step-up; illustrative Enterprise Value at $10.00 per share
2. Key Peers: NV5 Global, Inc., Tetra Tech, Inc. and Intertek Group plc
3. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA
4. Engineering & Design ("E&D") Peers: NV5 Global, Inc., Tetra Tech, Inc., Parsons Corporation, Stantec Inc., WSP Global Inc., Jacobs Engineering Group Inc. and AECOM
5. Testing & Inspection ("T&I") Peers: Applus Services, S.A., ALS Limited, Bureau Veritas S.A., Intertek Group plc and SGS S.A.
6. Professional Services Peers: Accenture plc, Booz Allen Hamilton Inc., CGI Inc., FTI Consulting, Inc., Huron Consulting Group, ICF International, Inc. and Navigant Consulting, Inc.
7. Excludes pro forma impact of Long Engineering acquisition

12

Investment Highlights Entrenched long - term relationships with high quality customers base 3 Strong sector tailwinds driving demand 4 Significant backlog growth provides confidence in near - term projections 5 Repeatable, contracted revenue base derived mostly from non - discretionary testing and inspection projects 2 Proven ability to leverage scale and execute cross - selling strategy 6 Provider of highly - technical, mission - critical services 1 Disciplined M&A strategy 7 Superior margins and FCF conversion 8 13 Compelling valuation relative to peers 9

Business Overview 2

Broad Range of Highly Technical, Mission-Critical Services

ATLAS TECHNICAL CONSULTANTS

Atlas provides a diverse set of technical services needed to inspect, maintain, repair, and invest in infrastructure

Atlas Services

Testing, Inspection & Consulting

- Materials, Engineering & Testing
- Design / Construction Quality Assurance
- Environmental Services
- Disaster Response & Recovery

Engineering, Planning & Design

- Engineering & Design Services
- Program Management
- Project Support Services

Net Revenue by Service[1,2]


20%
80%
Engineering, Planning & Design
Testing, Inspection & Consulting

Net Revenue by End Market[1,2]


7%
8%
14%
44%
26%
Commercial
Transportation
Industrial
Government
Education
Water

Example of Atlas Services by End Market

Transportation	Materials testing, QA, engineering, inspection and design for road, bridge, and airport modifications
Commercial	Geotechnical and structural inspection for renovations and expansions
Industrial	System-wide operations and maintenance for remediation systems
Government	Program management, design, and oversight for publicly funded projects
Education	Reinforced concrete testing and inspection for facility renovations
Water	Structural inspection and materials testing for tanks and retention ponds

Key Tenets of Atlas Services

1. **Trusted Advisor** – Services ensure safety of employees, customers and the general public
2. **Technical Expertise** – Highly-skilled employee base able to add value to a diverse array of projects
3. **Compliance Driven** – Non-discretionary, highly recurring services
4. **Local Knowledge and Relationships** – Extensive knowledge and expertise of local regulations and codes
5. **National Scale and Reputation** – Strategic footprint enables the Company to deliver highly customized solutions nationwide
6. **No Construction** – Atlas does not perform construction or take construction risk

Note:
1. Management estimates
2. Excludes the pro forma impact of Long Engineering acquisition

15

Illustrative Performance of Atlas End Markets

ATLAS TECHNICAL CONSULTANTS

Macroeconomic shocks to Atlas' key markets illustrate a flat CAGR from 2007–2010

Atlas' Recession-Resistant Revenue Profile



50%
30%
20%

Environmental

Drivers:
- New quality health, safety and environment regulations creating an increasingly complex regulatory environment; compliance required through a downturn
- Stringent regulations require third-party consultants to monitor and validate compliance on an ongoing basis
- High costs for non-compliance (fines, catastrophic loss, brand value, etc.)

Data Source:
- Average of 2 benchmarks: performance of basket of six peers[1] and performance index of environmental consulting and engineering industry peers

Government[2]

Drivers:
- ~30% of revenues (excluding environmental work) derived from Government clients, substantial majority in the highway & street segment of the transportation sector, providing a high level of stability
- Counter-cyclical nature of infrastructure spend (~$80bn+ allocated to infrastructure projects during the last downturn)
- Infrastructure spend is often budgeted years in advance (FAST Act and Highway Trust Fund) and states are increasingly using lockboxes which prohibit politicians from dipping into transportation budgets to fill fiscal gaps elsewhere

Data Source:
- U.S. Census Bureau construction put in place spending for highway & street

Private[2]

Drivers:
- ~20% of revenues (excluding environmental work) derived from a diverse range of commercial end markets, where Atlas provides compliance-driven, non-deferrable services

Data Source:
- As a conservative proxy, broader U.S. Census Bureau construction put in place spending for private, non-residential construction

Estimated End Market Performance (Rebased)



(0.7%) CAGR 2007-2010
3.9% CAGR 2010-2014
100.0
20.0
30.0
50.0
2007
108.5
22.1
31.9
54.4
2008
100.6
18.6
32.3
49.7
2009
98.0
14.2
32.4
51.3
2010
100.8
13.9
31.2
55.7
2011
108.5
16.3
31.6
60.6
2012
109.2
17.0
32.0
60.2
2013
114.3
19.5
33.2
61.5
2014

Key Takeaways of Observed End Markets

- Revenue decline at a CAGR of (0.7%) from 2007 – 2010, rebounding thereafter
- Government (mainly transportation) revenue grew at a 2.6% CAGR from 2007-2010, helping to offset declines from environmental and private, non-residential construction
- Although environmental declines (8.8%) in 2009, it rebounds quickly, returning to 3.3% growth in 2011
- Atlas' services across all markets are highly compliance driven; increasingly complex requirements since the Great Recession to create enhanced resiliency

Note:
1. Peers include: ERM, Environ, Groundwater & Environmental Services, Terracon, Bureau Veritas, and Apex; Methodology: Selected companies where private sector work comprised >70% of revenues, environmental management work >20% of revenues, and hazardous waste & environmental management work >40% of revenues.
2. Excludes environmental work performed for government and commercial clients.

Source: ENR Top 200 Environmental Firms Lists 2008-2015, U.S. Census Data, Environmental Business Journal.

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Deep Technical Expertise Trusted to Maintain Our Nation's Infrastructure

ATLAS TECHNICAL CONSULTANTS

Atlas' technical services are provided by a highly skilled base of employees

Representative Services

Stanford University Hospital
Specialized Testing & Inspection

- Specialty welding inspections of 18,000 tons of structural steel fabricated in two locations using two shifts for an 18-month period
- Complex construction phasing required 18 on-site professionals per day and an additional 7 for off-site inspections



Phillips 66
Subsurface Inspection & Investigation

- Identified source of Underground Storage Tank ("UST") leak that had migrated into high traffic area
- Conducted specialized testing of soil & groundwater to mitigate risks stemming from leakage



Golden Gate Bridge
Quality Assurance & Materials Testing

- Quality control inspections and materials testing including bolts torque, shock dampers installation, and concrete testing since 1997
- On-site fabrication inspections of the safety barrier and welding and bolting inspection in the field



Highly Skilled Base of Technical Employees[1]

- Experienced mix of scientists, engineers, and field experts are highly mobile and versatile, driving utilization across the Company


Field Technicians
707
Inspectors
586
Scientists
271
Engineers
233
Professionals
90
Industrial Hygienists
51
Other Field Staff
~160

~2,100 Total Technical Staff

Note:
1. As of February 2019

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13+ 15+ 15+ 18+ 20+ 25+ 25+ 25+ 30+ 30+ 1 2 3 4 5 6 7 8 9 10 Transportation Government Commercial Education Water Industrial Atlas’ technical expertise, performance and strong relationships have led to decades - long relationships with customers, providing a strong base of repeating revenues Long - Term Customer Relationships and Diverse Revenue Base Entrenched, Highly Repeating and Diversified Customer Base 3 Blue - Chip Customer Base… (Relationship Length in Years for Top 10 Customers by Net Revenue) …Across Diverse End Markets (Representative Customers) 18 …with Tenured Relationships Driving Consistent Demand… (% of 2018A Net Revenue from top 15 customers) 1 Annual Customers 9,000+ Revenue from Repeat Customers 2 ~90% Note: 1. Calculated as the percentage of 2018 Net Revenue by customer tenure for Atlas’ top 15 accounts 2. Repeat customers defined as those that have used Atlas services in the prior year 3. Excludes the pro forma impact of Long Engineering acquisition Annual Projects 50,000+ T&M or Cost - Plus Contracts 95%+ 30+ Years 27% 20 - 30 Years 25% 10 - 20 Years 44% <10 Years 4%

Growth Strategy 3

Capitalize on Key Market Tailwinds

ATLAS TECHNICAL CONSULTANTS

Multiple, independent secular macro trends underpin growth in target end markets and resilience through economics cycles

40%
of testing and inspection services are outsourced[1]

$4.6tn
Spending need for aging US infrastructure through 2025[2]

$30bn
Market for US infrastructure & construction TIC and environmental consulting[3]

End Market Drivers

Transportation
- Aging installed transportation base, 32% of major roads in mediocre or poor condition[2]
- Growing outsourcing trends among public and private entities for testing, inspection and program management services

Commercial
- Increasing complexity and scrutiny of regulatory requirements driving demand for turnkey solutions
- Professionalization of asset operators related to maintenance and integrity

Education
- Population growth and increasing access to education driving public school enrollments and creating need for new and updated facilities
- Growing focus on environmental impact & sustainability in public and private schools

Industrial & Environmental
- Majority of US electric grid was built in the mid-20th century with an intended lifespan of 50 years[2]
- Broadening stress on US water network from outdated systems and population growth

Key Geographic Developments

Texas
- TxDOT budget has grown +70% ($30bn) and staff decreased 15%[4]
- 2019 Unified Transportation Program approves $75bn in projects through 2028

California
- $14bn 20-year infrastructure budget approved in 2018
- Over $130bn estimated backlog for road and bridge repairs[5]

Georgia
- 2015 Transportation Funding Act provides $10bn for infrastructure funding
- Major Mobility Investment Program secures $11bn for large scale projects

New York
- Constant effort to improve New York's transportation infrastructure (e.g. MTA)
- DoT budget forecast of $12.0bn[6]

Source: 1. Global Market Insights 2. American Society of Civil Engineers 3. Orbis Research 4. Texas Department of Transportation 5. California Road Repair & Accountability Act 6. New York Department of Transportation

20

March 2018 March 2019 Ability to provide deep local expertise and leverage long - term relationships on a national scale has accelerated Atlas’ ability to win large contracts Note: 1. Backlog is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period 2. Large Contracts defined as greater than or equal to $5 million total contract value 3. Excludes the pro forma impact of Long Engineering acquisition Growth in Large Contracts 1,2,3 Leverage National Scale and Local Expertise to Win Premiere Infrastructure Opportunities 21 Number of Large Contracts in Contracted Backlog 8 Georgia 6 Texas 6 Other 6 Georgia 2 Texas 2 Other 10 20 Contract Location Georgia DOT District 5 CEI GA Hidalgo County CMT Services TX Idaho National Laboratory ID Walmart National Asset Tagging Nationwide Delta Terminal Expansion LAX CA TxDOT Statewide Asphalt Overlay TX Recent Large Contract Win Examples 2  Leverage full - service platform and expertise to serve as a single - source infrastructure delivery solution  Service expansion allows Atlas to bid for larger, marquee contracts  Geographic expansion and scale allows Atlas to pursue additional large - scale contracts where local presence is high priority for customers

Drive Cross - Selling and National Accounts Strategy 22 Value Creation Strategy Successfully executing on cross - selling and national accounts strategy is leading to significant new wins Increase Wallet Share: capture additional revenues on new contract wins that would have been sub - contracted or lost 1 Cross - Sell Services: leverage expanded capabilities to cross - sell services 2 New Regional Customers: win new regional customers under Atlas’ increased scale, footprint and visibility 3 National Account Strategy: expand regional customers to national customers by providing multiple services across geographies 4 • Corpus Christi Harbor Bridge is the longest cable stay bridge in the US • Initially awarded $20m contract to perform construction quality assurance services • In 2018, by leveraging newly acquired special inspection capabilities, Atlas successfully won a contract to inspect cable fabrication • Rizzo International sought proposals to perform site geotechnical services for US Air Force facilities located in five states • Identification of cross - selling opportunities allowed Atlas to bid on geophysical elements of the contract, in addition to geotechnical services • Atlas won the contract, valued at $18m in total, with $2m generated from the cross - selling of geophysical services which would have otherwise been awarded to a third party • Atlas won a multi - year, multi - million dollar on - call contract with Jefferson Parish in Louisiana for roadway and drainage projects • Atlas was able to win the project as a result of collaboration between multiple offices and cross - selling expertise added via acquisition of ATC • Day - to - day project management and coordination will be provided by Atlas’ Louisiana operations, while drainage and design expertise will be provided by other offices • Historically services performed by Atlas for Walmart have been mainly environmental - related services with growth tied to retail locations • Atlas instituted national account strategy to increase cross - selling and national coverage • Now, Atlas performs material testing, facility assessment and asset management services at 3,615 stores nationwide • With new wins, gross revenues from Walmart are expected to increase by 2.7x from 2018A to 2019E Atlas Platform Strategy at Work 1 2 3 4

Disciplined M&A Strategy Atlas’ M&A strategy selectively targets companies that provide complementary low - risk services that will both benefit from and expand our national platform 23 Targeted Expansion of Services Selective Geographic Expansion Low - Risk Service Focus 1 2 3 Atlas will only pursue acquisitions that are intended to be accretive to long - term shareholder value x Specialty Inspection x Commissioning x Asset Management x Design Quality Assurance x Northeast Corridor x Colorado x Virginia x North Carolina x Florida x Testing & Inspection x Quality Assurance x Low - Risk Profile x T&M and Cost - Plus Contracts x Recurring O&M Base

Disciplined M&A Strategy

ATLAS TECHNICAL CONSULTANTS

Atlas has a well-developed "playbook" of identifying, integrating and scaling its acquired companies

The Atlas Playbook

1 IDENTIFY

- Leverage industry relationships to identify leading providers in targeted markets
- Complete acquisition and maintain branding and local autonomy while integration commences
- Begin early-stage integration

2 INTEGRATE

- Transition to the Atlas brand and align management on near and medium-term vision
- Identify cross-selling opportunities
- Consolidate back-office and other administrative functions

3 SCALE

- Execute on cross-selling initiatives
- Leverage platform capabilities to expand core competency
- Incentivize sales personnel to drive cross-selling and educate customers on new capabilities

Overview of Acquisition Pipeline

140,000+	Companies operating in a highly fragmented market[1]
~$100m	Total EBITDA in Pipeline
20+	Total Target Companies in Pipeline

Illustrative Acquisition Targets

Company / Region	Strategic Rationale
Long Engineering (Nov. 2019)	Bolsters Atlas civil engineering and CE&I expertise as well as deepens operations and key client relationships in the South East
Southeast	Enhance program management capabilities with specialty proprietary services
Southeast	Expansion into new growth transportation area
Northeast	Expand geographic diversity of service offerings with client targets
Western	Diversity of services with highly specialized inspection capabilities

Source:
1. American Society of Civil Engineers, IBIS World

24

Key Financial Metrics 4

Attractive Financial Profile

ATLAS TECHNICAL CONSULTANTS

Atlas' financial profile is characterized by stable revenue, impressive earnings growth, expanding margins, and an exceptional free cash flow profile

Excludes impact of Long Engineering Acquisition

Stable Revenue Base with Accelerating Organic Growth[1]
(revenue; $ in millions)



Net Revenue
Gross Revenue
2.5%
5.4%
7.6%
2.7%
6.9%
9.4%
$437
$448
$472
$507
$343
$352
$377
$412
2017A
2018A
2019E
2020E

Expanding Profitability and Exceptional FCF Generation[1,2]
(adjusted EBITDA; $ in millions)



Free Cash Flow
Capex
Free Cash Flow Conversion (%)³
90%
92%
$69
$76
$62
$70
2019E
2020E

EBITDA Margin[4]	18.4%	18.4%

- Revenue growth accelerating due to successful execution
- Net revenues outpacing gross revenues due to decreasing sub-contracting and pass-through revenues

- High EBITDA margins indicative of Atlas' technical expertise and mission-critical services

Note: Excludes impact of Long Engineering Acquisition
1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period
2. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs
3. Defined as (Adjusted EBITDA less Capex) / Adjusted EBITDA
4. Defined as Adjusted EBITDA / Net Revenue

26

Note: 1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relev ant period 2. Calculated as Pro Forma Backlog / Gross Revenue (excl. Long Engineering impact) with 2020 calculated as September 2019A Backl og / 2020E Gross Revenue (excl. Long Engineering impact) 3. Historical figures exclude the pro forma impact of Long Engineering acquisition Backlog Growth Drives High Confidence in Forecasts 27 Growth in Atlas’ backlog is outpacing forecast growth in revenues, underpinning strong confidence in forecasts Backlog Coverage 2 113% 112% 117% 115% 495 437 502 448 553 472 586 507 2016 Year- End Backlog 2017A Revenue 2017 Year- End Backlog 2018A Revenue 2018 Year- End Backlog 2019E Revenue Sep. YTD Backlog 2020E Revenue Pro Forma Adjusted Gross Revenue and Backlog Coverage 1,3 ($ in millions) 1.4% 10.2% 5.9% 2.5% 5.4% 7.6% 525 489 Long Engineering Acquisition Impact 600 563

September YTD Financial Update

ATLAS TECHNICAL CONSULTANTS

Financial Performance[1,3]

September YTD Adj. Gross Revenue, Net Revenue and Adj. EBITDA[2]
($ in millions)



Annualized impact of $7.5m Cost Synergies less $2.5m Public Company Costs[4]
$333
$267
$44
$40
7.4%
6.7%
19.2%
$358
$285
$52
$48
2018 Q3 YTD
2019 Q3 YTD
Adj. Gross Revenue
Net Revenue
Adj. EBITDA

Q3 2019 Adj. Gross Revenue, Net Revenue and Adj. EBITDA[2]
($ in millions)



Annualized impact of $7.5m Cost Synergies less $2.5m Public Company Costs[4]
$116
$93
$19
$18
10.9%
8.3%
10.3%
$129
$101
$21
$20
2018 Q3
2019 Q3
Adj. Gross Revenue
Net Revenue
Adj. EBITDA

Commentary

- Strong momentum across all metrics as Atlas continues to successfully execute on its strategy
- Gross revenues increased 7.4% in the nine months ended September 30, 2019 as compared to September 30, 2018. Consolidated net revenues increased by 6.7% over the same period
  - The increase in gross and net revenues is due primarily to the expansion in key contracts and the award of new business
- Adj. EBITDA is up 19.2% in the nine months ended September 30, 2019 as compared to September 30, 2018 driven by expansion of the platform and operational improvements
- Continued execution of the Atlas M&A playbook with the acquisition of Long Engineering for less than 6x EBITDA. The acquisition was signed on November 20th, 2019 and is expected to close shortly after the business combination
  - Long Engineering specializes in high quality civil engineering, land surveying, transportation engineering, subsurface utility engineering and CE&I work in Georgia
  - Atlas' addition of Long Engineering to the platform bolsters its service offering and deepens in client relationships in the Southeast

Note:
1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period
2. Atlas Adjusted EBITDA reflects figures provided by Atlas Management
3. Excludes pro forma impact of Long Engineering acquisition
4. See further detail on page 37

28

Transaction Overview 5

Transaction Overview

ATLAS TECHNICAL CONSULTANTS

Sources & Uses

$ in Millions

Sources of Funds	$50m Proceeds[1]	$204.3m Proceeds[2]
First Lien	$281.0	$221.0
Rollover equity (BCP)	108.2	38.9
Rollover equity (Management)	81.1	81.1
GSO Common Equity Investment	10.0	0.0
Boxwood shareholders / cash in trust	50.0	204.3
GSO Preferred Equity[5]	142.1	127.4
Total Sources	**$672.4**	**$672.7**

Management rollover 100% of equity held pre-transaction

Uses of Funds		
Debt paydown, seller expenses	$173.8	$173.8
Acquisition of Long Engineering	10.4	10.4
Cash proceeds to Seller	253.9	323.2
Rollover equity (BCP)	108.2	38.9
Rollover equity (Management)	81.1	81.1
Transaction fees and expenses	45.0	45.0
Total Uses	**$672.4**	**$672.4**

Implied Enterprise Value

$ in Millions, except per share values

Valuation and Ownership		$50m Proceeds[1]	$204.3m Proceeds[2]
PF Ownership		Shares (m)	
SPAC Founder Shares and Other[6]		5.3	5.3
BCP Rollover Equity		10.8	3.9
Management Rollover Equity		8.1	8.1
Boxwood shareholders / cash in trust		4.9	20.0
GSO Common Equity Investment		1.0	0.0
Total Shares		*30.1*	*37.3*
Illustrative Price / Share		$10.00	$10.00
Implied Equity Value at Close		**$300.7**	**$372.5**
Add: Preferred Equity		145.0	130.0
Add: Net Debt		281.0	221.0
Implied Enterprise Value		**$726.7**	**$723.5**
Less: NPV of Tax Benefit from Asset Step Up[3]		(55.0)	(55.0)
Tax Adjusted Enterprise Value		**$671.7**	**$668.5**
2019E Net Leverage	*$73.0*	*3.8x*	*3.0x*

		xAdj. EBITDA	
Tax Adj. Enterprise Value / Adj. EBITDA	Adj. EBITDA[4]	$50m Proceeds	$204.3m Proceeds
2019E	$73.0	9.2x	9.2x
2020E	$79.5	8.4x	8.4x

Pro Forma Ownership[1] (%)



SPAC Founder Shares and Other
BCP Rollover Equity
Management Rollover Equity
Common Equity PIPE
GSO Common Equity Investment
3%
17%
36%
27%
16%

Management and Board

- Joe Boyer and Walter Powell to remain as CEO and CFO of Atlas with existing management team continuing to run the business
- Steve Kadenacy to serve as Executive Chairman post closing

Note:

1. Assumes $50m proceeds from Boxwood Trust Account to equal the additional BCP rollover equity for presentation purposes, any incremental cash in trust would be used to reduce BCP rollover equity until the combined management and BCP rollover equals $120m, thereafter cash is assumed to be used to reduce GDO investment and reduce debt
2. Assumes $204.3m proceeds from Boxwood Trust Account to equal implied proceeds at 0% redemptions
3. Transaction is being structured with a step up in tax basis of the acquired assets, which creates a significant tax shield; NPV value uses 10% discount rate
4. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering
5. Preferred equity issued at 98.0% OID
6. Certain founder shares will be transferred to GSO, and other founder shares may be transferred to BCP based on certain redemption thresholds

30

31 Superior Margins and FCF Conversion Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020; EBITDA as % of Net Revenue where available Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 2. Defined as (Adjusted EBITDA less capital expenditures) / Adjusted EBITDA 3. Engineering & Design (“E&D”) Peers: NV5, Tetra Tech, Parsons, Stantec, WSP, Jacobs, AECOM 4. Testing & Inspection (“T&I”) Peers: Applus , ALS Limited, Bureau Veritas, Intertek, SGS 5. Professional Services Peers: Accenture, Booz Allen Hamilton, CGI, FTI, Huron, ICF 6. NV5 is pro forma for its $318 all cash acquisition of Quantum Special (announced 11/7/2019) 7. Excludes pro forma impact of Long Engineering acquisition 18.4% 17.1% 10.4% 20.7% 10.1% 20.0% 13.7% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 89.6% 92.3% 93.5% 78.9% 87.5% 78.4% 87.7% Atlas - for formatting purp NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 3 4 5 Key Peers Mean: 16.1% 3 4 5 Key Peers Mean: 88.2% 2019E EBITDA Margin (%) 2019E Free Cash Flow Conversion 2 (%) 6 1,7 6 1,7

9.0x 11.6x 19.9x 17.2x 13.8x 13.8x 16.1x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers 8.2x 10.0x 16.9x 16.4x 12.2x 13.0x 14.8x Atlas - Implied Enterprise Value NV5 Global Tetra Tech Intertek E&D Peers T&I Peers Professional Services Peers Compelling Valuation Relative to Peers 32 Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020 Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering; multiple and Illustrative Enterprise Value reflect tax benefit from asset step - up; Illustrative Enterprise Value at $10.00 per share 2. Engineering & Design (“E&D”) Peers: NV5, Tetra Tech, Parsons, Stantec, WSP, Jacobs, AECOM 3. Testing & Inspection (“T&I”) Peers: Applus, ALS Limited, Bureau Veritas, Intertek, SGS 4. Professional Services Peers: Accenture, Booz Allen Hamilton, CGI, FTI, Huron, ICF 5. NV5 is pro forma for its $318 all cash acquisition of Quantum Special (announced 11/7/2019) 6. Includes pro forma impact of Long Engineering acquisition EV / 2020E EBITDA 2 3 4 Key Peers Mean: 14.4x 1,6 EV / 2019E EBITDA 2 3 4 Key Peers Mean: 16.2 x 1,6 5 5 9.2x 8.4x

Atlas' Potential Value Creation

ATLAS TECHNICAL CONSULTANTS

Illustrative Share Price[1,2,5]



Pre-Transaction
Executing on Near-Term Plan
Medium Term Growth
Delivers annual value of $7.00-$8.00
$10.00
+$2.00
+$1.00
+$12.00
+$8.00
+$8.00
$41.00
1
2
3
4
5
$10.00 / Share
2020 Plan
Accretive M&A
Multiple Re-rating
Organic Growth
Accretive M&A
ATLAS

1 Execution of Plan

- Achieving 2020 Revenue and EBITDA targets through successful execution on platform strategy, cross-selling, new contract wins and unwinding of backlog

2 Accretive M&A[4]

- Continued successful execution of Atlas' M&A playbook
- Illustrative plan of $100m of net revenue acquired in FY2020 at 17.5% EBITDA margins (in line with current Atlas margins)

3 Multiple Re-rating

- Illustrative trading multiple of 15.0x EV/LTM EBITDA (in line with the mean of key peer group[3])

4 Illustrative Organic Growth through 2022

- Annual net revenue growth in line with current backlog growth of 8% through 2022 with margins being held in line with FY2020

5 Illustrative M&A through 2022[4]

- Value of continued M&A of $100m net revenue into the year 2022 at 17.5% EBITDA margins (in line with current Atlas margins)

Source: Atlas Management, FactSet, company filings; Market data as of 1/17/2020

Note:

1. Assumes impact of Pro Forma capital structure detailed on page 30 assuming $50m proceeds from Boxwood Trust Account
2. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period
3. Key Peers: NV5 Global, Inc., Tetra Tech, Inc., and Intertek Group plc
4. Acquisitions of 6.0x EBITDA completed through 4.0x debt and 2.0x equity issuance
5. Includes pro forma impact of Long Engineering acquisition

33

Conclusion: Highly Compelling Investment Opportunity Atlas and Boxwood’s combination pairs highly complimentary capabilities, relationships and skillsets 34 Strong company fundamentals: low risk, pure technical services company with a national platform 1 Best - in - class cash flow performance: leading EBITDA margins, high FCF conversion, and attractive tax attributes 2 Significant upside: cross - selling strategy and accretive M&A can drive growth significant above plan 3 Unique opportunity to partner with proven industry veterans: shared vision of Joe Boyer, Steve Kadenacy and Macquarie 4

Appendix A

Atlas Management Team Atlas is led by an experienced, entrepreneurial management team with a proven track record of driving value for customers, employees, and shareholders 36 The senior management team consists of long - tenured industry veterans with vast experience that enables close working relationsh ips with customers and operating partners Joe Boyer, CEO  30+ years of experience  Previously served as CEO of Atkins North America  Previously held the position of President of Shaw Environmental & Infrastructure’s Federal division Gary Cappa , COO  38+ years of test & inspection experience  Previously served as President/CEO of Consolidated Engineering Laboratories for 30+ years until its acquisition by Atlas Walter Powell, CFO  25+ years of experience  Previously served as an Audit Partner with Deloitte & Touche , LLP where he was responsible for audits of public and private companies ranging in size from $20 million in revenue to $40 billion in revenue David Miller Chief Strategy Officer Brad Twombly General Counsel David Quinn SVP Special Projects John Mollere Chief Administrative Officer Maghsoud Tahmoressi SVP Central Region Buddy Gratton SVP Southeast Region John Kirshbaum SVP West Region Don Beck SVP Northeast Region

Reconciliation of Adjusted EBITDA

ATLAS TECHNICAL CONSULTANTS

Summary[1,2,3,4,7,8]

Pro Forma Adjusted Gross and Net Revenue

$ in Thousands	FY17	FY18	YTD Sept. 2018	YTD Sept. 2019
Gross revenue	449,674	450,042	334,429	358,033
Pro forma net adjustments	(12,967)	(2,480)	(1,016)	-
Pro forma adjusted gross revenue	**436,707**	**447,562**	**333,413**	**358,033**
Less subcontractor services and other direct costs, adjusted	(93,571)	(95,314)	(66,732)	(73,427)
Pro forma net revenue	**343,136**	**352,248**	**266,681**	**284,607**

Pro Forma Adjusted EBITDA[4]

$ in Thousands	FY17	FY18	YTD Sept. 2018	YTD Sept. 2019
Net income from continuing operations	22,144	12,045	12,453	13,541
Interest Expense	2,314	6,787	4,609	8,027
Provision for Income Taxes	504	347	223	114
Depreciation and amortization	10,430	20,042	14,294	15,603
EBITDA	**35,392**	**39,221**	**31,579**	**37,285**
Pro forma EBITDA for acquired businesses prior to acquisition date	1,425	570	485	-
❶ Non-cash increase in fair value of earnout	-	2,750	-	-
❷ Non-recurring expenses	14,409	9,126	7,655	10,732
❸ Discontinued business lines	2,373	892	742	213
Adjusted EBITDA	**53,599**	**52,559**	**40,461**	**48,230**
❹ Pro forma cost synergies	7,544	7,517	5,680	5,289
Public company costs	(2,500)	(2,500)	(1,875)	(1,875)
Adjusted EBITDA plus synergies and public company costs[9]	**58,643**	**57,576**	**44,266**	**51,644**

Free Cash Flow

$ in Thousands	FY17	FY18	YTD Sept. 2018	YTD Sept. 2019
Adjusted EBITDA	53,599	52,559	40,461	48,230
Capital expenditures	(4,131)	(5,537)	(4,619)	(6,128)
Free cash flow	**49,468**	**47,022**	**35,842**	**42,102**

EBITDA Margin and FCF Conversion

$ in Thousands	FY17	FY18	YTD Sept. 2018	YTD Sept. 2019
Net revenue	343,136	352,248	266,681	284,607
Adjusted EBITDA	53,599	52,559	40,461	48,230
Free cash flow	49,468	47,022	35,842	42,102
Pro forma adjusted EBITDA margin (%)[5]	*15.6%*	*14.9%*	*15.2%*	*16.9%*
Pro forma free cash flow conversion[6]	*92.3%*	*89.5%*	*88.6%*	*87.3%*

Description

❶ Non-cash increase in fair value of earnout adjustment: Non-cash expense to reflect increase in fair value of the earnout recorded in 2017 in connection with Atlas' acquisition of ETS

❷ Non-recurring expenses: Includes one-time legal fees, transaction costs, third-party costs associated with implementing the Atlas corporate entity, previous owner expenses, headcount reductions as part of historical acquisitions, non-recurring loss contract, and start-up expenses for new divisions

❸ Discontinued business lines: Reflects losses related to business lines sold off in 2018

❹ Pro forma cost synergies: Pro forma cost reductions being implemented in connection with the Atlas/ATC merger including headcount reduction, facility closures, sourcing and information technology

Note:
1. Financial information is presented on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period
2. Quarterly results are preliminary, unaudited and have not yet been reviewed by the Company's outside auditors and are therefore subject to revision
3. FY2017 reflects amounts per the combined audited financials statements plus the following results in 2017 for businesses prior to their acquisition by Atlas in USD thousands: Revenues of $32,002, Net income of $880, Interest of $55, D&A of $212, Tax of $278 and EBITDA of $1,425
4. FY2018 Revenues reflect the amount in USD Thousands per the combined audited financials statements plus the $23,325 for businesses prior to their acquisition by Atlas
5. Calculated as Adjusted EBITDA / Net Revenue
6. Calculated as Adjusted EBITDA less Capex / Adjusted EBITDA
7. Excludes Long Engineering acquisition
8. Definition of EBITDA reflects Bank Documents
9. Reflects $7.5m of cost synergies and $2.5m public company costs which are allowable under the definition of Atlas' Credit Agreement

37

Cost Synergies and FCF 38 1 2 3 Summary Note: 1. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs 2. Excludes pro forma impact of Long Engineering acquisition 3. All synergies were implemented in 2019 and use the actual amounts in the attached instead of original projected amounts Free Cash Flow 1,2, 3 $ in Thousands FY19 FY20 Adjusted EBITDA 69,386 75,900 Capital Expenditures (7,200) (6,337) Free Cash Flow 62,186 69,563 Annual Cost Savings Estimates $ in Thousands Labor Synergies 3,146 Facilities Synergies 2,146 Sourcing Synergies 2,225 Annual Run - Rate Estimate 7,517 All synergies were implemented in 2019 (primarily in the second half of the year) and total savings are expected to exceed estimates ▪ Labor Synergies : Cost savings to be realized through reorganizing regional leadership and support functions ▪ Facilities Synergies : Opportunities to reduce or eliminate facilities footprint within overlapping metro market and reduce occupancy costs ▪ Sourcing Synergies : Synergy saving from combined purchasing power with vendors across multiple spend categories, including office expense, equipment & supplies, business insurance, travel and professional services 1 2 3 Description

Cash Flow Forecast 39 Summary Note: 1. Includes pro forma impact of Long Engineering acquisition 2. Assumes impact of Pro Forma capital structure detailed on page 30 assuming $50m proceeds from Boxwood Trust Account and full yea r of interest expenses 3. Atlas Adjusted EBITDA reflects forecasts provided by Atlas Management which include $7.5 mm of cost synergies and assume $2.5 mm of public company costs and the pro forma impact for acquisition of Long Engineering Atlas’ strong cash flow is facilitated by its minimal capital expenditure requirements and favorable tax structure, thereby creating substantial funds that can help further deleverage the business Description Cash Flow Forecast 1,2 $ in Millions FY20 Adjusted EBITDA 3 $79 Cash interest expense (19) Cash income taxes (5) Capital expenditures (7) Cash preferred equity dividends (8) Estimated 2020 cash flow $40 Change in working capital (7) - (8) Estimated 2020 cash flow to repay indebtedness or other uses $32 - $33

Performance Through the Cycle

ATLAS TECHNICAL CONSULTANTS

Operating as independent, standalone companies Atlas demonstrated a modest decline of (4.1%) CAGR from 2007–2010 and quickly rebounded

Discussion

- The nature of Atlas' work tends to be mission critical testing and inspection work, which is regulatory and compliance driven
- Approximately 70% of Atlas' work comes from existing assets and structures
- Atlas' end markets are diverse and resilient. Atlas works across commercial, transportation, industrial, government and education markets
- With a relatively mobile and credentialled workforce Atlas can reallocate resources to where they are most in demand
- Geographically, Atlas tends to be concentrated in high growth, well-funded regions in the US such as Texas and the South East
- Atlas is better positioned for economic cycles than the prior standalone companies given its newly realized national platform

Historical Revenue (2007A-2013A)[1,2]



(4.1%) CAGR 2007-2010
5.4% CAGR 2010-2013
$237
$248
$230
$209
$221
$231
$245
2007
2008
2009
2010
2011
2012
2013

As a national, scaled platform, Atlas is better positioned today for economic cycles than the prior standalone companies

- Atlas is growing faster, at 6.7% YTD, than the standalone businesses due to the platform strategy and will therefore suffer less in a downturn[3]
- Atlas as a national, scaled platform is better able to adjust business mix and find growth on a national basis than a standalone regional provider
- Atlas can continue its M&A strategy in a downturn, likely at advantageous multiples

Note:
1. Chart comprises aggregated net revenue (where available) or gross revenue for Atlas subsidiaries for the period 2007-2013, when each company was independently owned. Figures are not audited or adjusted. Not all companies historically reported on a net revenue basis
2. Financial information is presented on a non-pro forma basis
3. Net revenue growth calculated from nine months ended September 2018 and September 2019 on a pro forma basis as if all acquisitions were consummated at the beginning of the relevant period, excl. Long Engineering

Source: Atlas Management

40